Rational Equity Armor Fund

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

Rational Tactical Return Fund

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

Rational Dynamic Brands Fund

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: RHSAX	Class C Shares: RHSCX	Institutional Shares: RHSIX

Rational/ReSolve Adaptive Asset Allocation Fund

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

Rational/Pier 88 Convertible Securities Fund

Class A Shares: PBXAX	Class C Shares: PBXCX	Institutional Shares: PBXIX

Rational Special Situations Income Fund

Class A Shares: RFXAX	Class C Shares: RFXCX	Institutional Shares: RFXIX

Rational Inflation Growth Fund

Class A Shares: IGOAX	Class C Shares: IGOCX	Institutional Shares: IGOIX

(collectively, the “Funds”)

July 31, 2023

The information in this Supplement amends certain information contained in the Funds’ Prospectus dated May 1, 2023

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The following information is hereby added to the section of the Funds’ Prospectus entitled “APPENDIX A — INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS”

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

  Shares purchased through a Morgan Stanley self-directed brokerage account

  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2023, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

Please retain this Supplement for future reference.

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